UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 16, 2011

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

On October 16, 2011 (October 17, 2011 (Japan)), ON Semiconductor Corporation (“Company” or “we”) committed to a plan to close its wafer manufacturing facility located in Aizu, Japan by the end of the second quarter of 2012 (“Plan”). Under the Plan, a majority of the Aizu, Japan production will be transferred to other Company-owned wafer fabrication facilities. This Plan is being undertaken as part of our overall drive for operational efficiencies and is in line with an ongoing strategy aimed at migrating in-house production to large, high volume facilities, and investing in more advanced wafer technologies.

The Plan includes the elimination in workforce of approximately 197 full time and 94 contract employees at the Aizu site. These actions are expected to take place over the next twelve months and are expected to lower certain of the Company’s costs. As a result of the Plan, we expect to incur cash charges of approximately $20.0 million to $25.0 million, which will include expected severance costs of approximately $14.0 million to $15.0 million and other exit costs of approximately $6.0 million to $10.0 million. Additionally, we estimate a non-cash asset impairment charge under the Plan of approximately $40.0 million to $48.0 million, which will be recorded in the third quarter of 2011.

These above amounts are preliminary and subject to change as we finalize our assessment of the charges and costs associated with the above items. These charges and costs do not take into consideration any potential cost savings associated with the actual closure of the Aizu site.

Item 2.06	Material Impairments.

As a result of the Plan, the Company will be required to evaluate the recoverability of the assets related to the Aizu facility. The Company’s preliminary evaluation is that an impairment charge of approximately $40.0 million to $48.0 million related to the land and the building located at the Aizu facility will be required to reduce the carrying value of the land and building to their expected recoverable values. In connection with the preparation of our upcoming September 30, 2011 interim financial statements, the Company’s management will finalize its estimate of this charge and record the impairment as part of its quarter ended September 30, 2011 results. We do not expect this charge to result in material future cash expenditures.

The information in Item 2.05 of this Current Report on Form 8-K regarding the Plan to close our Aizu, Japan wafer manufacturing facility is incorporated by reference into this Item 2.06.

Item 8.01	Other Events.

On October 16, 2011 (October 17, 2011 (Japan)), the Company issued a press release regarding the planned closure of its wafer manufacturing facility in Aizu, Japan. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)-(c) Not applicable

(d)	Exhibits.

99.1 Press release dated October 16, 2011 (October 17, 2011 (Japan)) entitled “ON Semiconductor to Close its Wafer Manufacturing Facility in Aizu, Japan”

Caution Regarding Forward Looking Statements:

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included or incorporated in this document could be deemed forward-looking statements, particularly statements about the future financial performance of ON Semiconductor Corporation and its consolidated subsidiaries (“Company”). These forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. Forward-looking statements in this document include, without limitation, statements regarding the Company’s Plan to close its wafer facility in Aizu, Japan and the anticipated effects thereof, including estimated exit, disposal, and impairment charges. All forward-looking statements in this document are made based on information available to us as of the date of this release, our current expectations, forecasts and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these factors that are associated with the closure of the Aizu site include the fact that the Company’s actual results and the timing of events could differ materially from those anticipated, risks related our ability to implement the Plan as currently planned, uncertainties as to the effects of the Plan on our Company, the potential for unanticipated charges not currently contemplated that may occur as a result of the Plan, the ability to achieve the anticipated benefits of moving to large, high volume fabs, our ability to maintain comparable production capacity despite a reduction in our front end manufacturing footprint and our ability to achieve expected savings relating to the closure and the timing of any such savings; our revenues and operating performance; poor economic conditions and markets (including current credit and financial conditions); effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our intellectual property rights and related risks; the availability of raw materials, electricity, gas, water and other supply chain uncertainties; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; competitors’ actions including the adverse impact of competitive product announcements; pricing and gross profit pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings from restructurings and synergies; significant litigation; risks associated with decisions to expend cash reserves for various uses such as debt prepayment or acquisitions rather than to retain such cash for future needs; risks associated with acquisitions and dispositions (including from integrating and consolidating, and timely filing financial information with the Securities and Exchange Commission - for, recently acquired businesses, such as SANYO Semiconductor, and difficulties encountered in accurately predicting the future financial performance of recently acquired businesses, such as SANYO Semiconductor); risks associated with our substantial leverage and restrictive covenants in our debt agreements from time to time; risks associated with our worldwide operations including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters such as the flooding in Thailand or the Japan earthquake and tsunami affecting our operations and finances/financials; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); or risks related to new legal requirements and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON Semiconductor’s Annual Report on Form 10-K for the period ended December 31, 2010, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of our filings with the Securities and Exchange Commission. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and investors could lose all or part of their investment. Readers are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any subsequent date and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: October 19, 2011	By:	/S/ DONALD COLVIN
Donald Colvin
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 16, 2011 (October 17, 2011 (Japan)) entitled “ON Semiconductor to Close its Wafer Manufacturing Facility in Aizu, Japan”